September 6, 1996



United States Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

	Re: Galaxy Foods Company Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Gentlemen:

Attached for filing is Galaxy Foods Company Definitive Proxy for the Annual Meeting of Shareholders to be held at the Company's corporate offices on Wednesday, September 30, 1996.

In connection with this Proxy, the shareholders will be voting to approve the 1996 Stock Plan of the Company. Should the shareholders approve the Plan, the Company intends to file a Registration Statement to register the new shares under the Plan. Although Galaxy has not yet determined when such Registration Statement will be filed, it is the Company's intention to file prior to the end of calendar 1996.

Sincerely,

/s/ LeAnn H. Davis

LeAnn H. Davis, CPA
Chief Financial Officer

                              SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                         (Amendment No. _______)


__X__   		Filed by the Registrant

_____		   Filed by a Party other than the Registrant

		        Check the appropriate box:

	        	_____   		Preliminary Proxy Statement

	        	_____		   Confidential, for Use of the Comission Only (as permitted
                    by Rule 14a-6(e)(2))

	        	__X__	   	Definitive Proxy Statement

	        	_____		   Definitive Additional Materials

	        	_____		   Soliciting Material Pursuant to Section	240.14a-11(c) or
                    Section 240.14a-12

                   	GALAXY FOODS COMPANY, a Delaware corporation
          ___________________________________________________________

                 	(Name of Registrant as Specified In Its Charter)

         ___________________________________________________________
	        (Name of Person(s) Filing Proxy Statement if other than the
	                                Registrant)

		       Payment of Filing Fee (Check the approximate box)

	       	__X__   		$125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1),
                   14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

 	      	_____		   $500 per each party to the controversy pursuant to
                   Exchange Act Rule 14a-6(i)(3).

	       	_____   		Fee computed on table below per Exchange Act Rules 14a-6(i)
                   (4) and O-11.

				               1.	Title of each class of securities to which transaction
                      applies:


				               2.	Aggregate number of securities to which transaction
                      applies:


				               3.	Per unit price or other underlying value of transaction
                      computed pursuant to Exchange Act Rule O-11 (set forth
                      the amount on which the filing fee is calculated and
                 					state how it was determined):

				               4.	Proposed maximum aggregate value of transaction:


	               			5.	Total fee paid:



          		__X__	 Fee paid previously with preliminary materials.

          		_____		Check box if any part of the fee is offset as provided by
                   Exchange Act Rule O-11(a)(2) and identify the filing for
	               			which the offsetting fee was paid previously.  Identify
                   the previous filing by registration statement number,
				               or the Form or Schedule and the date of its filing.

               				1.	Amount Previously Paid:



               				2.	Form, Schedule or Registration Statement No:



               				3.	Filing Party:



               				4.	Date Filed:

                            GALAXY FOODS COMPANY
                              2441 Viscount Row
                           Orlando, Florida 32809

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD MONDAY, SEPTEMBER 30, 1996


To the Shareholders:

	The Annual Meeting of Shareholders of Galaxy Foods Company (the "Company"), will be held Monday, September 30, 1996 at 10:00 a.m. at the offices of the Company in Orlando, Florida for the following purposes:

	1. 	To fix the number of directors at four and to elect a
   		Board of Directors for the ensuing year.

	2. 	To consider and act upon a proposal  to to approve the
   		1996 Stock Plan of the Company.

	3. 	To consider and act upon a proposal to approve the 1996
   		Amendment and Restatement of the 1991 Non-Employee Director Stock Option Plan of the Company.

	4. 	To ratify the retention of BDO Seidman as the
   		Company's independent certified public accountants.

	5. 	To transact such other business as may properly come
   		before the meeting and any adjournment thereof.

	Shareholders of record at the close of business on August 23, 1996 will be entitled to vote at the meeting or any adjournment thereof.

                                  	By Order of the Board of Directors



                                   Julie Peterson
	                               			Corporate Secretary


Orlando, Florida
August 16, 1996

SHAREHOLDERS ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL. IF YOU ATTEND THE MEETING,
YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                            GALAXY FOODS COMPANY
                              2441 Viscount Row
                           Orlando, Florida 32809

                               August 16, 1996

                               PROXY STATEMENT
                                     FOR
                    THE ANNUAL MEETING OF SHAREHOLDERS
                  to be held Monday, September 30, 1996

	Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Galaxy Foods Company (the
"Company"), a Delaware corporation, for the use at the Annual Meeting of Shareholders to be held Monday, September 30th at 10:00 a.m. at the offices of the Company in Orlando, Florida.

	Only shareholders of record as of August 23, 1996 will be entitled to vote at the meeting and any adjournment thereof. As of August 1, 1996, 54,774,372 shares of Common Stock, par value $.01 per share, of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and shareholders may vote in person or by proxy. Execution of a proxy will not, in any way, affect a shareholders' right to revoke it by written notice to the Secretary of the Company at any time before it is exercised or by delivering a later executed proxy to the Secretary of the Company at any time before the original proxy is exercised.

	All properly executed proxies returned in time to be cast at the meeting will be voted and, with respect to the election of a Board of Directors, will be voted as stated below under "Election of Directors". Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

	The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote might be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. This proxy statement and the form of proxy were first mailed to shareholders on or about August 19, 1996.

	In addition to the election of directors, the shareholders will consider and vote upon proposals to (i) approve the 1996 Stock Plan of the Company, (ii) approve the 1996 Amendment and Restatement of the 1991 Non-Employee Director Stock Option Plan, (iii) ratify the retention of
BDO Seidman as the Company's independent certified public accountants. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification, and will be voted FOR if no specification is indicated.

                            PRINCIPAL SHAREHOLDERS

	The following table sets forth to the knowledge of Management, each person of entry who is the beneficial owner of more than 5% of the
54,774,372 shares of the Company's Common Stock, $.01 par value
("Common Stock") outstanding as of August 1, 1996, the number of shares owned by each such person and the percentage of the outstanding shares represented thereby.
            		 	      	          Amount and
Name and Address	  	             Nature of	 	                  Percent of
of Beneficial Owner	       	     Beneficial Ownership (1)	     Class (2)

Angelo S. Morini
2441 Viscount Row
Orlando, Florida 32809    		      24,429,874 (3)               	44.4%

Cede & Co.
Box #20
Bowling Green Station
New York, New York              		26,355,230 (4)               	47.9%

(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, current directors, and holders of 5% or more of the Company's issued and outstanding Common Stock is 55,025,039 shares. Does not assume the exercise of any other options or warrants.

(3) Includes options to acquire 141,500 shares of the Company's Common Stock. All of Mr. Morini's options currently are exercisable at $.50 per share. The original exercise prices of the options ranged from $2.50 per share to $3.575 per share. The exercise prices of all Mr. Morini's options were reduced by the Board of Directors to $.50 per share on August 31, 1993. Options expire as to 50,000 shares on December 4, 1997, and as to 91,500 shares on October 1, 2001. Also includes 5,000 shares owned by Mr. Morini that are held in a nominee name and 2,000 shares held in joint tenancy.

(4) Cede & Co. is a share depository used by shareholders to hold stock in street name. Does not include 5,000 shares beneficially owned by Angelo
S. Morini and held by Cede & Co. in street name.



                 SHARE OWNERSHIP OF OFFICERS AND DIRECTORS

	The following table sets forth, as of August 1, 1996, the number of shares owned directly, indirectly and beneficially by each executive officer and each director and director-nominee of the Company, and by all executive officers and directors as a group:

		                       	     	Amount and
Name and Address		              Nature of		                   Percent of
of Beneficial Owner	    	       Beneficial Ownership (1)     	Class (2)

Angelo S. Morini
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809		       24,429,874 (3)		               44.4%

Earl G. Tyree
240 North Line Drive
Apopka, Florida  32703		            18,000 (4)	                	*

Douglas A. Walsh
607 Tamiami Trail
Ruskin, Florida  33570		            18,667 (5)                		*

Marshall K. Luther
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809	      	   124 ,000 (6)		                *

LeAnn H. Davis
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida  32809	      	     25,100 (7)		                *

All executive officers and directors
as a group			                   24,615,641                   		44.7%

*  Less than 1%.

(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, directors, and holders of 5% or more of the Company's issued and outstanding Common Stock is 55,025,039 shares. Does not assume the exercise of any other options or warrants.

(3) Includes options to acquire 141,500 shares of the Company's Common Stock. All of Mr. Morini's options currently are exercisable at $.50 per share. The original exercise prices of the options ranged from $2.50 per share to $3.575 per share. The exercise prices of all Mr. Morini's options were reduced by the Board of Directors to $.50 per share on August 31, 1993. Options expire as to 50,000 shares on December 14, 1997, and as to 91,500 shares on October 1, 2001. Also includes 5,000 shares owned by Mr. Morini that are held in a nominee name and 2,000 shares held in joint tenancy.

(4) Mr. Tyree, a current member of the Board of Directors, was granted an option to acquire 15,000 shares of Common Stock on September 11, 1992 for an exercise price of $2.88 per share. This option expires on September 11, 2002. The closing bid price of the Company's Common Stock as reported on the electronic inter dealer quotation system operated by Nasdaq, Inc. ("the NASDAQ System") on September 10, 1992 was $2.875
per share.  Mr. Tyree was granted an additional option on October 1, 1993 to acquire 1,000 shares of Common Stock at an exercise price of $2.125 per share. This option expires on October 1, 2003. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1993 was $2.00 per share. The exercise price of all of Mr. Tyree's then existing options was reduced to $2.00 per share on January
31, 1994. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 28, 1994 was $4.625 per share. On October 1, 1994, Mr. Tyree was granted an option to acquire
1,000 shares at an exercise price of $2.75 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1994, was $2.875 per share. This option expires on October
1, 2004. On October 1, 1995, Mr. Tyree was granted an option to acquire 1,000 shares at an exercise price of $0.59 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 29, 1995, was $0.59375 per share. This option expires on October 1, 2005. All of Mr. Tyree's options currently are exercisable.

(5) Dr. Walsh, a current member of the Board of Directors, was granted an option to acquire 15,000 shares of Common Stock on January 31, 1992 for an exercise price of $3.00 per share. This option expires on January 31, 2002. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 30, 1992 was $2.50 per share. Dr.
Walsh was granted an additional option on October 1, 1992 to acquire 667 shares of Common Stock at an exercise price of $2.875 per share. This option expires on October 1, 2002. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1992 was $2.625 per share. The exercise price of all of Dr. Walsh's then existing options was reduced to $2.00 per share on January 31, 1994. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 28, 1994 was $4.625 per share. On October
1, 1994, Dr. Walsh was granted an option to acquire 1,000 shares at an exercise price of $2.75 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1994, was $2.875 per share. This option expires on October 1, 2004. On
October 1, 1995, Dr. Walsh was granted an option to acquire 1,000 shares at an exercise price of $.59 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 29, 1995, was $.59375 per share. This option expires on October 1, 2005. All of Dr. Walsh's options currently are exercisable.

(6) Mr. Luther, a current member of the Company's Board of Directors, holds warrants to acquire 50,000 shares of Common Stock at a price of $0.6407 per share. These warrants were granted as compensation for work per the terms of Mr. Luther's agreement with the Company to serve as Senior Vice President of Marketing for a term of one year. In addition, Mr. Luther was granted options to acquire 15,000 shares of the Company's Common Stock on January 31, 1996, for an exercise price of $.8125 per share, which option expires on January 31, 2006. The closing bid price of the Company's Common Stock as listed on the NASDAQ System on January 30, 1996 was $.7188. All of Mr. Luther's options currently are exercisable.

(7) Includes options to acquire 15,000 shares of the Company's Common Stock which were granted to Ms. Davis on December 18, 1995 pursuant to the Company's 1987 Stock Plan. Such options are exercisable at $0.5156 per share and expire on December 19, 2005. The closing bid price of the Company's Common Stock as listed on the NASDAQ System on December 15, 1995 was $0.50. In addition, on May 16, 1996, Ms. Davis was granted options pursuant to the Company's 1987 Stock Plan to acquire 7,500 shares of the Company's Common Stock for an exercise price of $1.21 per share. The closing bid price of the Company's Common Stock as listed on the NASDAQ Quotation System on May 16, 1996 was $1.21.
Ms. Davis has 7,500 options currently exercisable.


PROPOSAL ONE: 		ELECTION OF DIRECTORS

The directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors shall have been elected and qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director or for all directors will be voted (unless one or more nominees are unable or unwilling to serve) for fixing the number of directors for the ensuing year at four and for the election of the nominees named in the following table. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

                            Officers and Directors

The following table sets forth the current and proposed directors and executive officers of the Company as of August 1, 1996, and the ages of and positions with the Company held by each of such persons:

Name			                   Age		        	               Positions

Angelo S. Morini	(1)	      53		                  Chairman of the Board of
					                                            Directors, President, and
					                                            Chief Executive Officer
LeAnn H. Davis		           26		                  Chief Financial Officer and
					                                            Assistant Secretary
Earl G. Tyree  (1)	        75		                  Director
Douglas A. Walsh (1)	      51		                  Director
Marshall K. Luther (1)	    43		                  Director

(1) Nominee for Director. The current directors of the Company are the sole nominees for election to the Board of Directors for the ensuing year.

Each director is elected to hold office until the next annual meeting of shareholders and until his successor is chosen and qualified. The officers of the Company are elected annually at the first Board of Directors meeting following the annual meeting of shareholders, and hold office until their respective successors are duly elected and qualified, unless sooner displaced.

Angelo S. Morini has been President of the Company since its inception and is the inventor of formagg. He was elected Chairman of the Board of Directors, President, and Chief Executive Officer in 1987. Between 1974 and 1980, Mr. Morini was the general manager of Galaxy Cheese
Company, which operated as a sole proprietorship until its incorporation in

May 1980. Prior to 1974, he was associated with the Food Service Division of Pillsbury Company and the Post Division of General Foods Company. In addition, he worked in Morini Markets, his family-owned and operated chain of retail grocery stores in the New Castle, Pennsylvania, area. Mr. Morini received a B.S. degree in Business Administration from Youngstown State University in 1968.

LeAnn H. Davis, CPA was employed by the Company as the Controller on December 18, 1995 and on January 18, 1996 was elected Chief Financial Officer and Assistant Secretary. Prior to joining the Company, Ms. Davis worked as an senior auditor for Coopers and Lybrand LLP in Orlando, Florida from 1994 to 1995. From 1992 to 1994, she worked for the public accounting firm of Pricher and Company in Orlando, Florida as a senior auditor and tax accountant. Prior to 1992, Ms. Davis worked for Arthur Andersen LLP as a staff auditor. During her years in public accounting, Ms. Davis was responsible for coordinating and overseeing audits on a variety of clients including manufacturing, insurance and pharmaceutical companies, time-share developers and homeowners associations, as well as not-for-profit organizations. Ms. Davis earned a B.S. in Business Administration and a BS in Accounting from Palm Beach Atlantic College in West Palm Beach, Florida in May 1990 and a Masters in Accounting from Florida State University, Tallahassee, Florida in August 1991.

Earl G. Tyree has been a director of the Company since September 1992. From 1980 to 1994, Mr. Tyree served as President of Bruce Novograd Advertising, Incorporated, a company he co-founded. From 1975 to 1979, Mr. Tyree was President of the John F. Murray advertising division of American Home Products Corporation and from 1972 to 1975, Mr. Tyree served as President of Sterling Drug, Incorporated, whose subsidiaries included the Bayer Company (Bayer Aspirin), the Charles H. Phillips Company (Milk of Magnesia), and Glenbrook Laboratories. Mr. Tyree attended the University of Richmond where he majored in accounting.

Douglas A. Walsh, D.O., has been a director of the Company since January 1992. Dr. Walsh has been a practicing physician since 1970, specializing in Family Practice and Sports Medicine. From 1984 to present, he has been affiliated with Family Doctors, a four-physician group located in Tampa, Florida. From 1971 to 1984, he was the Health Commissioner for Mahoning County, Ohio, and from 1983 to 1985, he was the Clinic
Commander for the U.S. Air Force 911 Tac Clinic in Pittsburgh, Pennsylvania. From 1985 to 1988, he was a flight surgeon at Patrick Air Force Base, Cocoa Beach, Florida. Dr. Walsh's teaching appointments include Associate Professor of Family Practice (Clinical) at Ohio University and Clinical Preceptor at the University of Health Sciences, Kansas City, Missouri. Dr. Walsh received a B.S. degree in Microbiology from the University of Houston, Houston, Texas, in 1965, and a D.O.
degree from the University of Health Sciences, Kansas City, Missouri, in 1970. Dr. Walsh also serves as a team physician for the Pittsburgh Pirates and as a consultant for the Atlanta Braves.

Marshall K. Luther was elected to the Board of Directors on January 31, 1996. From 1993 to 1995, Mr. Luther served as Senior Vice President, Marketing of Tropicana Products, Inc. and from 1975 to 1992, he served in various marketing positions for General Mills International Restaurants. Mr. Luther received his B.S. in Engineering from Brown University in
1974 and his M.B.A. in Marketing from the Wharton Graduate School of Business in 1976.

To the knowledge of the Company, no executive officer or director of the Company is a party adverse to the Company or has material interest adverse to the Company in any legal proceeding.

           Certain Relationships and Related Party Transactions

On August 11, 1993, the Board of Directors approved the issuance to Angelo S. Morini of an option to purchase 2,400,000 shares of the Company's Common Stock for a purchase price of $.50 per share in consideration for Mr. Morini's past services to the Company, the pledge by Mr. Morini of all then-current shares owned by Mr. Morini to the Company's principal lender, J&C, to secure loans made to the Company, and the subordination of all loans made by Mr. Morini to the Company to payment of sums due J&C. The Board approved Mr. Morini's payment for the shares issued upon exercise of the option by way of a promissory note in favor of the Company, payable in full, without interest, five years from the date of execution. The promissory note used to pay for the shares would be secured by a pledge of the shares of Common Stock issued to Mr.
Morini upon exercise of this option. On November 4, 1994, Mr. Morini exercised this option to purchase the shares and executed in favor of and delivered to the Company the promissory note in the principal amount of $1,200,000 evidencing the purchase price of the shares and a stock pledge and security agreement encumbering such shares to secure such note.

On December 6, 1994, Albert Morini, a former employee of the Company and the brother of Mr. Angelo Morini, the Company's President and Chief Executive Officer, acquired 21,121 shares of Common Stock for a price of $1.625. The purchase price for the shares was offset against certain obligations of the Company with respect to the payment of severance pay to Mr. Morini on December 6, 1994. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on December 5, 1994 was $1.625 per share. The Company has registered all of such shares.

On August 28, 1995, the Company entered into a one year agreement with Marshall K. Luther for Mr. Luther to serve in the capacity of Senior Vice President of Marketing. Mr. Luther will be overseeing marketing of the Company's product as well as identifying new markets and products. He is a former senior marketing executive with companies such as Tropicana Products Inc. and General Mills, Inc. Under the terms of this contract, Mr. Luther received the right to purchase 50,000 shares of the Company's
Common Stock at a price of $0.6407 per share. The Company has also agreed to pay a standard broker commission to Mr. Luther for any sales generated by him. Mr. Luther became a member of the Board of Directors of the Company on January 31, 1996.

On October 10, 1995, the Company entered into an employment agreement with Angelo S. Morini. The agreement increases Mr. Morini's base salary to $250,000 per year from $200,000. Additionally, the agreement details additional noncash compensation based on the performance of the Company. The agreement also grants the rights to purchase up to 18,000,000 shares of the Company's Common Stock by Mr. Morini. As of
October 11, 1995, Mr. Morini exercised the option with respect to all 18,000,000 shares of Common Stock. Pursuant to the terms of the Employment Agreement, Mr. Morini executed in favor of the Company a balloon promissory note in the principal amount of $11,572,200 to evidence the purchase price for the shares of Common Stock. The note bears interest at the rate of seven percent per annum and is due and payable in full on October 11, 2000, subject to Mr. Morini's option to extend the note for up to five additional years provided that he pays at least one-third of the then accrued but unpaid interest, with any remaining unpaid interest to be added to principal. In order to secure the note, Mr. Morini executed in favor of the Company a stock pledge and security agreement pursuant to which Mr. Morini granted the Company a first priority security interest in all of the shares obtained upon the exercise of his option. See "Executive Compensation - Employment Agreement with
Chief Executive Officer".

Mr. Morini's brother works for the Company as Vice President of Marketing.

                         Compliance with Section 16 (a)
              of the Securities Exchange Act of 1934, as amended

Based upon the Company's review of Forms 5 furnished to the Company with respect to its fiscal year ended March 31, 1996, each of the following directors, officers or beneficial owners of more than ten percent of the Company's Common Stock filed a Form 5 reporting previously unreported transactions which were reportable, or previously unreported holdings which became reportable, during such fiscal year: Earl G. Tyree, Douglas
A. Walsh and Richard D. Gentile. Each of these directors reported holdings which became reportable on or before November 10, 1995. All of the Forms 5 were filed on a timely basis.

             Meetings of the Board of Directors and Committees

	The Board of Directors met one time during the fiscal year ended March 31, 1996 and all the Directors were present.

	The Board of Directors previously appointed a Compensation and Benefits Committee to administer the Company's stock plans and make such recommendations to the Board regarding other compensation and benefits for employees, consultants and directors of the Company as the Committee deems advisable. The Committee administers the Company's
1987 Stock Plan, 1991 Non-Employee Director Stock Option Plan and
1991 Employee Stock Purchase Plan. This Committee did not meet during the fiscal year ended March 31, 1996. As of August 1, 1996, the Committee was comprised of Messrs. Morini, Tyree and Walsh. On
August 5, 1996, the Board of Directors elected to terminate the Compensation and Benefits Committee and shall undertake the duties thereof.

	The Board of Directors previously appointed an Audit Committee to oversee the accounting and financial functions of the Company, including matters relating to the appointment and activities of the Company's auditors. The Committee did not meet during fiscal year ended March 31, 1996. As of August 1, 1996, the Committee was comprised of Messrs. Morini, Luther and Walsh. On August 5, 1996, the Board of Directors elected to terminate the Audit Committee and shall undertake the duties thereof.

	The Company does not currently have a standing Nominating
Committee.

                            Executive Compensation

The following table sets forth the compensation of the Company's Chief Executive Officer for the fiscal years ended March 31, 1996, 1995, and 1994 (no other executive officer of the Company was compensated in an amount in excess of $100,000 for any such fiscal years):

                          Summary Compensation Table

                                         				   Long Term Compensation
                      	Annual Compensation		    Awards		Payouts
(a)	                 (b)	    (c)	    (d)	   (e)	    (f)	 (g)    (h)      (i)
				                                         Other	                  Securities	          All
	    	             	                         Annual     Restricted   Under-	             Other
Name and		                                   Compen-    Stock        lying        LTI    Compen-
Principal             Fiscal  Salary  Bonus  sation     Award(s)     Options/   Payouts  sation
Position	             Year	    ($)     ($)	    ($)	        ($)	      SARs (#)     ($)      ($)
Angelo S. Morini (1)  1996   227,917   --   14,704(2)   11,572,200   18,000,000    --      --
Chairman of the 	     1995	  196,999   --   14,496(3)    1,200,000    2,400,000    --      --
Board of Directors,   1994	  192,824   --    8,257(4)           --           --    --      --
President, and Chief
Executive Officer


(1)  For the fiscal years ended March 31, 1996, 1995, and 1994, Mr.
Morini was also paid $8,208, $33,577 and $24,535, respectively, for interest on three loans, aggregating $1,035,652, made to the Company by Mr. Morini. The interest rates on these loans ranged from 12% to 14% per annum. These loans were paid in full by June 7, 1995. On October 10, 1995, the Company entered into an employment agreement with Mr.
Morini upon terms and conditions approved by the Board of Directors. In accordance with the terms of such employment agreement, Mr. Morini was granted the right to purchase up to 18,000,000 shares of the Company's Common Stock at a per share price of 110% of the average closing bid price as reported on the NASDAQ System for the ten trading days preceding the receipt by the Company of written notice of Mr. Morini's election to purchase shares. Mr. Morini exercised this option on October 11, 1995, for a price per share of $0.6429 and currently owes $11,572,200 for a note payable to the Company. On August 11, 1993, the Board of Directors approved the issuance to Angelo S. Morini of an option to purchase 2,400,000 shares of the Company's Common Stock for a purchase price of $.50 per share in consideration for Mr. Morini's past services to the Company, the pledge by Mr. Morini of all of then-current shares owned by Mr. Morini to the Company's principal lender, J&C Resources, Inc. ("J&C"), to secure loans made to the Company, and the subordination of all loans made by Mr. Morini to the Company to payment of the sums due J&C. Mr. Morini exercised this option on November 4, 1994 and currently owes $1,200,000 for a note payable to the Company. See "Certain Relationships and Related Party Transactions."

(2) For the fiscal year ended March 31, 1996, the Company paid $9,107 in lease payments for Mr. Morini's automobile and $5,597 in club dues for Mr. Morini.

(3) For the fiscal year ended March 31, 1995, the Company paid $9,107 in lease payments for Mr. Morini's automobile and $5,389 in club dues for Mr. Morini.

(4) For the fiscal year ended March 31, 1994, the Company paid $8,257 in lease payments for Mr. Morini's automobile.

The following table sets forth information concerning individual grants of stock options and freestanding stock appreciation rights ("SARs") made during the fiscal year ended March 31, 1996, to each of the executive officers named in the Summary Compensation Table above:

                               OPTION/SAR GRANTS
                   For the Fiscal Year Ended March 31, 1996

                               Individual Grants
(a)	                 (b)		          (c)			            (d)	              (e)
		                   Number of	     % of Total
		                   Securities	    Options/SARs
		                   Underlying	    Granted to
	                    Options/SARs   Employees in  Exercise or Base  Expiration
Name	                Granted (#)	   Fiscal Year	    Price ($/Sh)	      Date

Angelo S. Morini(1)  18,000,000	     99%	             $0.6429       8/10/2000

(1) On October 10, 1995, the Company entered into an employment agreement with Mr. Morini upon terms and conditions approved by the Board of Directors. In accordance with the terms of such employment agreement, Mr. Morini was granted the right to purchase up to 18,000,000 shares of the Company's Common Stock at a per share price of 110% of the average closing bid price as reported on the NASDAQ System for the ten trading days preceding the receipt by the Company of written notice of Mr. Morini's election to purchase shares. Mr. Morini exercised this option on October 11, 1995, for a price per share of $0.6429 and currently owes $11,572,200 for a note payable to the Company. See "Certain
Relationships and Related Transactions."

The following table sets forth information concerning each exercise of stock options and freestanding stock appreciation rights during the fiscal year ended March 31, 1996, by each of the executive officers named in the Summary of Compensation Table above, and the fiscal year-end value of unexercised options and SARs:

                              OPTIONS/SAR EXERCISES
                    For the Fiscal Year Ended March 31, 1996

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
Option/SAR Values
(a)	                   (b)		        (c)		         (d)	               (e)
		                                             Number of
	                                              Securities        Value of
             	                                 Underlying       Unexercised
	                                              Options/SARs     Options/SARs
	                                              at FY-End (#)    at FY-End ($)
	                   	Shares		      Value
		                   Acquired	     Realized
Name	                on Exercise(#)  ($)   Exercisable/Unexer Exercisable/Unexer

Angelo S. Morini (1) 18,000,000  11,572,200  141,500      0    221,094 (2)   0

(1) On October 10, 1995, the Company entered into an employment agreement with Mr. Morini upon terms and conditions approved by the Board of Directors. In accordance with the terms of such employment agreement, Mr. Morini was granted the right to purchase up to 18,000,000 shares of the Company's Common Stock at a per share price of 110% of the average closing bid price as reported on the NASDAQ System for the ten trading days preceding the receipt by the Company of written notice of Mr. Morini's election to purchase shares. Mr. Morini exercised this option on October 11, 1995, for a price per share of $0.6429 and currently owes $11,572,200 for a note payable to the Company. See "Certain
Relationships and Related Transactions."

(2) The value of the unexercised shares at March 31, 1996 is based on the difference between the closing sales price of the Company's Common
Stock of $2.0625 on March 29, 1996 and an exercise price of $0.50.

                           Compensation of Directors

Each non-employee director who served on the Board of Directors during the last fiscal year received a fee plus expenses for his services. The fee was $500 per meeting for fiscal years after March 31, 1993.

Additionally, each non-employee director of the Company is entitled to receive on October 1 of each year, options to purchase a number of shares of Common Stock equal to (i) 1,000 shares, if such director served for a full year prior to the October 1 anniversary date, or (ii) a pro rated amount equal to 83.33 shares for each full month served during the year prior to such anniversary date, if such director did not serve for a full year prior to the anniversary date. Such options are granted pursuant to the Company's
1991 Non-Employee Director Stock Option Plan (the "1991 Plan") which was adopted by the Board of Directors on October 1, 1991, and approved by the shareholders of the Company on January 31, 1992. As originally adopted, 33,500 shares of Common Stock were reserved for issuance under the 1991 Plan. Of these 33,500 shares, Dr. Richard Gentile, a former director, and Mr. Earl Tyree and Dr. Douglas Walsh, current directors, each received options on each of October 1, 1994, and October 1, 1995, to purchase 1,000 shares of Common Stock. The remaining 27,500 shares are available for issuance pursuant to options granted under the 1991 Plan.

              Employment Agreement of Chief Executive Officer

	As of October 10, 1995, the Company entered into an Employment Agreement (the "Agreement") with Angelo S. Morini, the Company's President and Chief Executive Officer. The Agreement has a term of five years and provides for an annual base salary of $250,000. Additionally, Mr. Morini will receive an annual bonus in an amount equal to five percent of the Company's pre-tax net income for book purposes, as determined by the Company's independent certified public accounting firm. Other material provisions of the Agreement are as follows:

1. Mr. Morini shall have the right to purchase (the "Purchase Rights") up to 18,000,000 shares of the Company's Common Stock, at a per share price of 110% of the average closing bid price as reported on the NASDAQ System for the ten trading days preceding the receipt by the Company of written notice of Mr. Morini's election to purchase shares. The purchase price for such shares may be evidenced by a promissory note executed by Mr. Morini in favor of the Company, which note shall bear interest at a rate at least equal to the applicable federal rate established by the United States Internal Revenue Service. The promissory note shall have a term of five years. Mr. Morini shall have the option to extend the note for up to five additional years provided that he pays at least one-third of the then accrued but unpaid interest, with any remaining unpaid interest to be added to principal. Any such promissory note shall be secured by a first priority security interest in all shares purchased by Mr. Morini in conjunction with the exercise of the Purchase Rights as evidenced by a stock pledge and security agreement executed by Mr. Morini in favor of the Company.

2. Mr. Morini shall be granted certain options to purchase Common Stock upon the Company's achievement of each of the following milestone events:

    	Milestone Event			                  Number of Options Granted
    	Reaching break-even for a			        1,000,000
    	calendar quarter

    	Annual net operating income		       1,000,000
    	of $1,000,000 or more

    	Each increment of $1,000,000      		1,000,000
    	of annual net operating income
     in excess of $1,000,000

Each of the options granted as aforesaid shall have a term of five years from the date granted and shall be exercisable in whole or in part upon the delivery by Mr. Morini to the Company of written notice of exercise. The exercise price for each of the options shall be the closing bid price of the Company's Common Stock on the trading day immediately preceding the Company's achievement of the related milestone event as established by the NASDAQ System. The exercise price for any such option shares may be evidenced by a promissory note executed by Mr. Morini in favor of the Company and bearing interest at a rate at least equal to the applicable federal rate established by the United States Internal Revenue Service. The promissory note shall have a term of five years. Mr. Morini shall have the option to extend the note for up to five additional years provided that he pays at least one-third of the then accrued but unpaid interest, with any remaining unpaid interest to be added to principal. Any such promissory note shall be secured by a first priority security interest in all shares purchased by Mr. Morini in conjunction with the exercise of the options as evidenced by a stock pledge and security agreement executed by Mr.
Morini in favor of the Company.

3. The Agreement is terminable by Mr. Morini upon the delivery of written notice of termination in the event that a majority of the Company's Board of Directors is at any time comprised of persons for whom Mr.
Morini did not vote in his capacity as a director or a shareholder of the Company (a "Change of Control"). If Mr. Morini abstains from voting for any person as a director, such abstention shall be deemed to be an affirmative vote by Mr. Morini for such person as a director.

4. If the Agreement is terminated, regardless of the reason for such termination, Mr. Morini shall be entitled to retain all unexercised Purchase Rights and options granted under the Agreement and all shares of Common Stock issued in connection with the exercise of such Purchase

Rights and options, and shall receive all earned but unpaid base salary through the effective date of termination and all accrued but unpaid bonuses for the fiscal year(s) ending prior to the effective date of termination. Additionally, in the event that Mr. Morini's employment is terminated without cause or due to his death, total disability or legal incompetence, or if Mr. Morini terminates his employment upon a change of control, the Company shall pay to Mr. Morini or his estate severance pay equal to three times the amount of Mr. Morini's annual base salary (before deductions for withholding, employment and unemployment taxes), and a bonus for the year of termination and the following two years equal to the average of the two bonuses paid to Mr. Morini under the Agreement.

5. In the event of a change of control, Mr. Morini may, at any time thereafter, require that the Company purchase up to 1,638,564 shares of his Common Stock at a purchase price of $.50 per share, subject to adjustment for any increase or decrease in the number of outstanding shares of the Company's Common Stock or in the event that the Common Stock is changed into or exchanged for a different number or class or kind of shares or securities of the Company, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like.

6. The Company extended the maturity date of that certain Promissory Note dated as of November 4, 1994, executed by Mr. Morini in favor of the Company in the principal amount of $1,200,000 in conjunction with his exercise of options previously granted by the Company for two additional years until November 4, 2001.

7. Mr. Morini has agreed that in the event he voluntarily terminates his employment with the Company or if he is terminated for "cause" (as defined in the Agreement), he will not compete with the Company for a period of one year following the date of termination of his employment with the Company, whether as an employee, officer, director, partner, shareholder, consultant or independent contractor in any business substantially similar to that conducted by the Company within those areas in the United States in which the Company is doing business as of the date of termination.

As of October 11, 1995, Mr. Morini exercised the Purchase Rights with respect to all 18,000,000 shares of Common Stock subject thereto (the "Purchase Right Shares"). In connection with the exercise of such Purchase Rights, Mr. Morini executed in favor of the Company a balloon promissory note (the "Note") in the principal amount of $11,572,200.
The Note bears interest at the rate of seven percent per annum and is due and payable in full on October 11, 2000, subject to Mr. Morini's option to extend the Note for up to five additional years provided that he pays at least one-third of the then accrued but unpaid interest, with any remaining unpaid interest to be added to principal. In order to secure the Note, Mr. Morini executed in favor of the Company a stock pledge and security agreement pursuant to which Mr. Morini granted the Company a first priority security interest in all of the Purchase Right Shares.

PROPOSAL TWO: 		TO CONSIDER AND ACT UPON A
            				PROPOSAL TO APPROVE THE 1996
                STOCK PLAN OF THE COMPANY

On August 6, 1996, the Board of Directors of the Company adopted, effective September 30, 1996, the 1996 Stock Plan (the "1996 Plan"), and authorized the reservation of 250,000 shares of Common Stock for issuance thereunder, all subject to shareholder approval. The 1996 Plan was adopted to provide incentives to employees, officers, certain directors, and consultants of the Company by granting certain rights to acquire shares of Common Stock.

                     Description of the 1996 Stock Plan

	The 1996 Plan provides that options, awards and rights to purchase Common Stock may be granted to employees, officers, certain directors, and consultants of the Company. As of August 6, 1996, had the 1996 Plan been effective, approximately seventy six employees including officers and employee-directors), two non-employee directors, and no consultants would have been eligible to participate in the 1996 Plan.

	Options granted under the 1996 Plan may be either (i) options intended to constitute incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NQSOs"). ISOs may be granted under the Plan to employees and officers of the Company. NQSOs may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company. Awards of stock may be made to consultants, directors, employees or officers of the Company and direct purchases of stock may be made by such persons.

	The 1996 Plan is administered by the Board of Directors or a committee appointed by the Board of Directors of at least two of its members (the "Committee"), which is authorized to determine the individuals who receive options and awards and who may make direct purchases of Common Stock, the number of shares subject to each option, award and purchase, whether the options shall be exercisable in full at the time of grant or in installments, and other pertinent terms and provisions, including the exercise price (which, in the case of ISOs may not be less than 110% of the fair market value of the shares of Common Stock on the day of grant, and, in the case of NQSOs, may not be less than the minimum legal consideration required therefor under the laws of Delaware). The Committee specifies at the time of the grant of an option under the 1996 Plan whether or not such option is intended to be an ISO under the Code. The Committee members are ineligible to receive options or awards under the 1996 Plan. There is no limitation on the number of shares which may be optioned to any one person. The term of each option will be for a period not exceeding ten years from the date of grant (or five years in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company). Options may not be assigned or transferred except by will or by operation of the laws of descent and distribution. The 1996 Plan contains terms providing for the exercise of options by or on behalf of former and deceased employees, respectively.

	The Committee has the right to accelerate the date of exercise of any installment of any option granted under the 1996 Plan. The 1996 Plan contains, in addition to the provisions discussed above, the provisions necessary to comply with the requirements of Section 422 of the Code that the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company) exceed $100,000.

	The Board of Directors, may from time to time adopt amendments to the 1996 Plan, certain of which are subject to shareholder approval, and may terminate the 1996 Plan, at any time (although such action shall not affect options previously granted).

	The number of option shares granted is subject to adjustment in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. Any shares subject to an option which for any reason expires, terminates or is surrendered unexercised may again be available for option grant under the 1996 Plan. Unless terminated sooner, the 1996 Plan will terminate on September 29, 2006.

	Benefits to eligible participants in the 1996 Plan are not determinable as of the date hereof. The 1996 Plan does not require, nor does the Company contemplate, any specific allocation of benefits or amounts to any individual or discrete group (i.e., executive officers, non-executive directors, or non-executive officer employees).

	As of August 6, 1996, the market value of the shares which were reserved for issuance under the 1996 Plan, subject to shareholder approval, was $351,575, based on the closing bid quotation on such date of the Common Stock as reported on the NASDAQ System. Upon request, the Company will provide a copy of the 1996 Plan to any shareholder.


                       Federal Income Tax Consequences

	A.	Incentive Stock Options.  The following general rules are
applicable to holders of ISOs and to the Company for Federal income tax purposes under existing law:

		1.	In general, no taxable income results to the
optionee upon the grant of an ISO or upon the issuance of shares to him upon the exercise of the ISO, and no tax deduction is allowed to the Company upon either grant or exercise of an ISO.

		2.	If shares acquired upon exercise of an ISO are
not disposed of within (i) two years following the date the option was granted or (ii) one year following the date the shares are transferred to the optionee pursuant to the ISO exercise, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.


		3.	If shares acquired upon exercise of an ISO are
disposed of before the expiration of one or both of the requisite holding periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

		4.	In any year that an optionee recognizes
compensation income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Company generally will be entitled to a corresponding deduction for income tax purposes in an amount equal to the amount of ordinary income recognized, if any, by the optionee.

		5.	Any excess of the amount realized by the
optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

		6.	Capital Gain or loss recognized on a disposition
of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

		7.	In addition to the tax consequences described
above, the exercise of ISOs may result in a further "minimum tax" under the Code. The Code provides that an "alternative minimum tax" (ranging from 26% to 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption.
In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax.
A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his regular tax liability in later years.

	B.	Non-Qualified Stock Options.  The following general
rules are applicable to holders of NQSOs and to the Company for Federal income tax purposes under existing law:

		1.	The optionee generally does not realize any
taxable income upon the grant of an option, and the Company is not allowed a business expense deduction by reason of such grant.

		2.	The optionee generally will recognize ordinary
compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. In accordance with the regulations under the Code and applicable state law, the Company will require employees to pay to the Company an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time of the exercise of the option. If the Company withholds stock to satisfy this withholding tax obligation, instead of cash, the optionee nonetheless will be required to include in income the compensation income attributable to the stock withheld.

		3.	When the optionee sells the shares, he generally
will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

		4.	The Company will generally be entitled to a tax
deduction in the year in which, and in an amount equal to, ordinary compensation income is recognized by the optionee.

	C.	Special Rules for Restricted Stock.  Officers, directors
and 10% shareholders of the Company may in some instances acquire
Common Stock subject to special rules under Section 83 of the Code because of certain securities laws restrictions on resale ("Restricted Stock"). If an optionee acquires Restricted Stock, the amount included in compensation income (in the case of a NQSO, or of an ISO if a Disqualifying Disposition of such stock is made) or in alternative minimum taxable income (in the case of an ISO) generally will be determined as of some later date, not more than six months after exercise, and will equal the difference between the amount paid for the Restricted Stock and its fair market value at that time, unless the optionee files a timely election under Section 83(b) of the Code electing to determine the amount of income at the time of exercise.

	D.	Awards and Purchases.  Persons receiving Common
Stock pursuant to an Award or Purchase generally will recognize ordinary compensation income equal to the fair market value of the shares received, in the case of an Award, or the excess of the fair market value of the shares over the purchase price, in the case of a Purchase. The Company will generally be entitled to a corresponding deduction. When Common Stock acquired pursuant to an Award or Purchase is sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale of shares and his or her basis in the shares (generally, the fair market value of the shares when acquired) which will be short- or long-term capital gain or loss depending upon the seller's holding period. Special rules apply if the purchase price (in the case of a Purchase) is paid be delivering shares of Common Stock, or if the stock acquired pursuant to an Award or Purchase is Restricted Stock (as described above).

	E.	Capital Gains and Losses.  Although capital gain is
generally subject to Federal income tax at the same rates as ordinary income, the maximum rate of tax on "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss) is 28%, whereas the maximum rate of tax on ordinary, income and net short-term capital gain is currently 39.6%. In addition, capital losses may be used to offset an equal amount of capital gains, whereas at most, $3,000 of net capital loss may be deducted against ordinary income each year.

	F.	ERISA.  The 1996 Plan is not an employee benefit plan
which is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and the provisions of Section 401(a) of the Code are not applicable to the 1996 Plan.

                                   VOTING

	ASSUMING THE PRESENCE OF A QUORUM, APPROVAL OF THE 1996 PLAN WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK
OF THE COMPANY REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL
OF THE 1996 PLAN.

PROPOSAL THREE:	TO CONSIDER AND ACT UPON A
             			PROPOSAL TO APPROVE THE 1996
			             AMENDMENT AND RESTATEMENT
			             OF THE 1991 NON-EMPLOYEE
             			DIRECTOR STOCK OPTION PLAN OF
			             THE COMPANY.

	On October 1, 1991, the Board of Directors adopted the
Company's 1991 Non-Employee Director Stock Option Plan (the "Original Plan"). The shareholders approved the Original Plan on January 31, 1992. On August 6, 1996, effective September 30, 1996, the Board of Directors adopted The 1996 Amendment and Restatement of The 1991 Non-
Employee Director Plan (the "1996 Restated Director Plan"), subject to shareholder approval, in order to amend certain terms of the Original Plan. The Original Plan was adopted to provide incentives to outside directors of the Company through initial and periodic grants of stock options in consideration of services rendered to the Company.

           Description of the 1996 Amendment and Restatement of The 1991 Non-Employee Director Stock Option Plan

	The 1996 Restated Director Plan provides that options to purchase Common Stock of the Company be granted to non-employee directors of the Company, and authorizes the issuance of a maximum of 33,500 shares of Common Stock, subject to adjustment for capital changes.

	The 1996 Restated Director Plan shall be administered by the Board of Directors (for Plan purposes, the "Committee"). Under the 1996 Restated Director Plan, subject to shareholder approval, each eligible non-employee director shall receive on October 1, 1996 (the "Approval Date"), in consideration for his service as a director of the Company during the prior year, an option to purchase the number of shares of the Company's Common Stock equal to the number of full months he has served on the Board of Directors as of the Approval Date, divided by 12 and multiplied by 2,000 and, if the product is a fraction, rounded to the next highest whole number (the "Initial Grant"). On each anniversary of the Approval Date, until the expiration of the 1996 Restated Director Plan on September 29, 2001, each eligible director who has served for an entire year prior to such anniversary is automatically granted an option to purchase an additional 2,000 shares of the Company's Common Stock (each, a "Periodic Grant").
For each person who is elected to the Board of Directors after the Approval Date and on an anniversary of the Approval Date following his election has served for less than an entire year, the number of option shares granted to him on such anniversary is prorated depending on how long he has served on the Board during the last year.

	The exercise price for options granted under the 1996 Restated Director Plan shall be equal to the fair market value per share of Common Stock on the date of grant. Options granted under the 1996 Restated
Director Plan shall be exercisable in full at the time of grant. There is no limitation on the cumulative number of option shares which may be granted to any one person, however, in no event shall the number of options granted to any one person in a calendar year under the Plan exceed 2,000. The term of each option will be for a period not exceeding ten years from the date of grant, unless a lesser period is specified by the Committee at the time of the grant. If an optionee ceases to be a director of the Company other than by reason of death, he may exercise his option as to all or any of the shares covered thereby within the original term of such option. In the event an optionee dies, the 1996 Restated Director Plan provides for the exercise of an option on behalf of the deceased director. Options may not be assigned or transferred except by will or by operation of the laws of descent and distribution.

	Option holders are protected against dilution in the event of a stock dividend, recapitalization, stock split, merger or similar transaction. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 1996 Restated Director Plan at any time (although such action shall not affect options previously granted). Any shares subject to an option which for any reason expires or terminates unexercised may again be available for option grants under the 1996 Restated Director Plan. Unless terminated sooner, the 1996 Restated Director Plan will terminate on September 29, 2001.

	At the time the options are exercised, the Common Stock account of the Corporation will be increased by the par value ($.01 per share) of the shares sold and the remaining portion of the proceeds will be credited to additional paid-in capital.

	Pursuant to the Original Plan, during the fiscal year ended March
31, 1996, options to purchase 1,000 shares of Common Stock were granted to each then current, eligible non-employee director of the Company, namely, Dr. Richard Gentile (a former director), Mr. Earl Tyree and Dr. Douglas Walsh, all at an exercise price of $0.59 per share. Provided that the 1996 Restated Director Plan is approved by the shareholders at the Annual Meeting, options under the 1996 Restated Director Plan to purchase 2,000 shares of Common Stock will be granted on October 1, 1996, to each of Mr. Earl Tyree and Dr. Douglas Walsh. Mr. Marshall
Luther, a current director and Senior Vice President of Marketing of the Company, was ineligible to participate in the Original Plan until after August 15, 1996, the date on which he will cease serving as Senior Vice President of Marketing. As of October 1, 1996, Mr. Luther will have served one full month as a non-employee director and, based on the Initial Grant calculation set forth above, will receive options to purchase 167 shares of Common Stock calculated at the rate of equal to the number of full months he served on the Board of Directors as of the Approval Date, one, divided by 12 and multiplied by 2,000 and, if the product is a fraction, rounded to the next highest whole number. See "Certain Relationships and Related Party Transaction."

	As of August 6, 1996, the market value of all of the shares of Common Stock underlying the options under the 1996 Restated Director
Plan was $47,111.05, based on the closing bid quotation of the Common Stock on such date as reported on the NASDAQ System. Additionally, as of August 6, 1996, a total of 6,000 options having an aggregate market value on such date of $8,437.80 had been issued and are outstanding under the 1996 Restated Director Plan. Upon request, the Company will provide a copy of the 1996 Plan to any shareholder.

                         Amendment of Material Terms
               of 1991 Non-Employee Director Stock Option Plan

	The 1996 Restated Director Plan materially amends, among other items, the following terms and conditions of the Original Plan:

	The expiration date of the Original Plan as amended and restated was extended from September 30, 1996, to September 30, 2001.

	Generally, the Board of Directors, rather than a committee comprised of certain members of the Board of Directors, will administer the 1996 Restated Director Plan.

	Various defined terms (i.e., "Non-Employee Director") and minor modifications and clarifications were incorporated into the 1996 Restated Director Plan in order to reflect revisions to applicable regulations [Rule 16(b)] promulgated under the Securities Exchange Act of 1934, as amended.

	The share basis for making Initial Grants and Periodic Grants under the 1996 Restated Director Plan was increased from 1,000 shares to 2,000 shares.

                       Federal Income Tax Consequences

	An option granted under the 1996 Restated Director Plan is taxed in the same manner as a NQSO issued under the 1996 Plan as described above. In general, the optionee recognizes ordinary compensation income at the time of exercise of the option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the optionee. Under certain circumstances, however, compensation income may be measured and recognized at some later date, not to exceed six months after the date of exercise.


                                    VOTING

	ASSUMING THE PRESENCE OF A QUORUM, APPROVAL OF THE 1996 RESTATED DIRECTOR PLAN WILL REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING
SHARES OF COMMON STOCK OF THE COMPANY REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" THE APPROVAL OF THE 1996 RESTATED DIRECTOR PLAN.


PROPOSAL FOUR:		TO RATIFY THE RETENTION OF BDO
                SEIDMAN AS THE COMPANY'S INDEPENDENT
            				CERTIFIED PUBLIC ACCOUNTANTS

	The Board of Directors has selected the firm of BDO Seidman as the Company's independent certified public accountants for the current fiscal year. BDO Seidman has served as the Company's independent public accountants for each of the last three years. It is expected that a representative of BDO Seidman will be present during the Annual
Meeting. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE RETENTION OF BDO SEIDMAN
AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.


                            SHAREHOLDER PROPOSALS

	It is anticipated that the Company's next annual meeting of shareholders will be held in September 1997, and proposals of shareholders intended for inclusion in the proxy statement will be furnished to all shareholdres entitled to vote at the next annual meeting of the Company, and must be received at the Company's principal executive offices no later than June 30, 1997, or a reasonable time before the solicitation is made. It is suggested that proponents submit their proposals by Certified Mail-Return Receipt Requested.


                                 OTHER BUSINESS

	The Board of Directors knows of no business which will be presented for consideration at the meeting other than stated above. If any other business should come before the meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                         EXPENSES AND SOLICITATION

	The cost of solicitation of proxies will be borne by the Company. In addition to soliciting shareholders by mail of by its regular employees, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company, none of whom will receive additional compensation therefor, may also be made of some shareholders in person or by mail, telephone or telegraph, following the original solicitation.

                            GALAXY FOODS COMPANY
                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                         MONDAY, SEPTEMBER 30, 1996

        This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Angelo S. Morini with full power of substitution, the proxies of the undersigned to vote all shares of Common Stock of Galaxy Foods Company (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Monday, September 30, 1996, at 10:00 a.m., local time, at the offices of the Company located at Orlando Central Park, 2441 Viscount Row, Orlando, Florida, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereof.

1. ELECTION OF DIRECTORS		[  ] FOR all nominees below
	  [ ] WITHHOLD AUTHORITY to vote for all nominees listed below. (Instruction: To withhold authority to vote for any nominee, draw a line through such nominee's name.)
   Marshall K. Luther,  Angelo S. Morini,  Earl G. Tyree,  Douglas A. Walsh, MD.

2. TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE 1996 STOCK PLAN OF THE COMPANY (The Board of Directors recommends a vote FOR)
        	[  ] FOR     	[  ] AGAINST     	[  ] ABSTAIN

                                                (continued on the other side)
 (continued from other side)

3. TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE THE 1996 AMENDMENT AND
   RESTATEMENT OF THE 1991 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN OF THE
   COMPANY   (The Board of Directors recommends a vote FOR)
		       [  ] FOR  			 [  ] AGAINST      [  ] ABSTAIN

4. TO RATIFY THE RETENTION OF BDO SEIDMAN AS THE COMPANY'S INDEPENENT CERTIFIED PUBLIC ACCOUNTANTS (The Board of Directors recommends a vote FOR)
		       [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF

                                   Signature:
			                                Signature:
			                                Date:

                                   This Proxy when properly executed will
                                   be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposal 1 and FOR proposal 2. If signing as an attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

       PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                               THE ENCLOSED ENVELOPE